This Supplement is filed pursuant to Rule 497(d) with regard to Equity Investor Fund, Concept Series Tele-Global Trust 2000 Series A, Defined Asset Funds.

The text of the supplement to the Prospectus dated February 16, 2000 is as follows:

                       Supplement dated February 23, 2000
                   to Prospectus dated February 16, 2000, of
                              Equity Investor Fund
                 Concept Series Tele-Global Trust 2000 Series A
                              Defined Asset Funds
                  ---------------------------------------------


The second paragraph under "6. What are the Portfolio's Fees and Expenses?" on page 4 of this prospectus is amended to read as follows:

The Creation and Development Fee is an annual fee (estimated at $0.00248 per unit) that compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically has been included in the sales fee.


                                                                100634 RR - 2/00